UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 6, 2005

ABLE LABORATORIES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-11352	04-3029787
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1 Able Drive, Cranbury, NJ 08512
(Address of principal executive offices) (Zip Code)

(609) 495-2800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On May 6, 2005, Able Laboratories, Inc. (“Able”) held a conference call to announce its financial results for its third quarter ended March 31, 2005. The full text of the press release filed after the close of business on May 5, 2005 is attached hereto as Exhibit 99.1 to this Report and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

99.1   Press Release announcing financial results for the first quarter ended March 31, 2005

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ABLE LABORATORIES, INC.

By:	/s/ Nitin V. Kotak
Nitin V. Kotak
Vice President, Finance and Accounting

Date: May 12, 2005

Exhibit Index

Exhibit No.	Description

99.1	Press Release announcing financial results for the first quarter ended March 31, 2005

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